SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 10, 2015

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street,

Winston-Salem, NC 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2015, Reynolds American Inc., referred to as RAI, announced that Debra A. Crew, 44, had been appointed President and Chief Operating Officer of R. J. Reynolds Tobacco Company, the largest of RAI’s operating companies and referred to as RJRT, by the Board of Directors of RJRT, effective October 1, 2015. Prior to this appointment, Ms. Crew has served as President and Chief Commercial Officer of RJRT since October 1, 2014. Prior to joining RJRT, Ms. Crew was the President and General Manager, PepsiCo North America Nutrition, for PepsiCo, Inc. (a global food and beverage company) from August 2014 to September 2014. She served as President, PepsiCo Americas Beverages from 2012 to 2014, and President, Western Europe Region, PepsiCo Europe from 2010 through 2012. Prior to joining PepsiCo, Ms. Crew held various positions with Mars, Incorporated (a global manufacturer of confectionery, pet food, beverage and other food products), Nestle S.A. (a global nutrition, health and wellness company) and Kraft Foods, Inc. (a food manufacturing and processing company). She currently serves on the board of directors of Stanley Black & Decker, Inc.

In connection with the foregoing, at its meeting on September 10, 2015, RAI’s Board of Directors, referred to as the Board, approved, based upon the recommendation of its Compensation and Leadership Development Committee, referred to as the Compensation Committee, effective October 1, 2015, an increase to Ms. Crew’s annual base salary from $628,300 to $766,000 and an increase in her target annual incentive opportunity under the Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan from 105% to 115% of her annual base salary.

On September 11, 2015, RAI also announced that Thomas R. Adams, Executive Vice President of RAI, will retire on October 1, 2015. In connection with the foregoing, at its meeting on September 10, 2015, RAI’s Board, based on the recommendation of its Compensation Committee and its assessment of organizational stability, approved such release date and the payment of an earned retention bonus in accordance with the terms of the compensatory letter agreement entered into on February 5, 2015, between RAI and Mr. Adams.

A copy of the press release announcing the foregoing management changes, along with other management changes, is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Number	Exhibit

99.1	Press Release of Reynolds American Inc., dated September 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: September 14, 2015

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press Release of Reynolds American Inc., dated September 11, 2015.